UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 28, 2008

GSE SYSTEMS, INC.
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(Exact name of registrant as specified in its charter)

Delaware	0-26494	52-1868008
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
7133 Rutherford Rd, Suite 200, Baltimore MD 21244
(Address of principal executive offices and zip code)

(410) 277-3740
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Registrant's telephone number, including area code

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation or the registrant under any of the following provisions (see General Instructions A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2008, GSE Systems, Inc. (the “Company” or “we”) and our wholly-owned subsidiary GSE Power Systems, Inc. entered into two separate revolving line of credit agreements for two-year revolving lines of credit with Bank of America, N.A. (“BOFA”), in an aggregate amount of up to $5.0 million (the “Lines of Credit”). One Line of Credit is in the principal amount of up to $3,500,000 and is guaranteed by the U.S. Export-Import Bank (the “Ex-Im LOC”).  The other Line of Credit is in the principal amount of up to $1,500,000 (the “Domestic LOC”).

We are permitted to draw under the Ex-Im LOC the lesser of $3,500,000 or 75% of the Exported-Related Inventory Value plus 90% of Export-Related Accounts Receivable plus 100% of the cash collateral pledged to BOFA, as those terms are defined in the Ex-Im LOC.  The interest rate on the Ex-Im LOC is the British Bankers Association London Interbank Offered Rate (“BBA LIBOR”) daily floating rate (as published by Reuters) plus 1.5%.

We are permitted to draw under the Domestic LOC the lesser of $1,500,000 or 80% of the balance due on Acceptable Receivable Value and 30% of the value of Acceptable Inventory Value, as those terms are defined in the Domestic LOC.  The interest rate on the Domestic LOC is BBA LIBOR daily floating rate (as published by Reuters) plus 2.25%.

In consideration of the Company and BOFA entering into the respective Lines of Credit, our subsidiaries MSHI, Inc. and GSE Process Solutions, Inc. unconditionally guaranteed all present and future obligations and liabilities of any and all kinds to BOFA pursuant to Continuing and Unconditional Guaranties dated as of March 28, 2008.

The Ex-Im LOC is secured by a security interest granted by the Company and GSE Power Systems, Inc. on certain assets and receivables of the Company and GSE Power Systems, Inc. as set out more fully in that certain Security Agreement dated as of March 28, 2008.  The Domestic LOC is secured by a security interest granted by the Company and GSE Power Systems, Inc. on certain assets and receivables of the Company and GSE Power Systems, Inc. as set out more fully in that certain Security Agreement dated as of March 28, 2008.

As a condition precedent to establishing the Ex-Im LOC and for Ex-Im Bank to provide the attendant guarantee, the Company, GSE Power Systems Inc. and BOFA entered into a Borrower Agreement dated as of March 28, 2008 guaranteed by our wholly-owned subsidiaries MSHI, Inc. and GSE Process Solutions, Inc.  Pursuant to the provisions of the Borrower Agreement, the Ex-Im LOC shall only be used to finance the cost of manufacturing, producing, purchasing or selling certain items.  We may not use the line of credit to (i) service or repay pre-existing or future indebtedness unrelated to the Loan Facility unless approved by Ex-Im Bank in writing; (ii) acquire fixed assets or capital assets for use in Borrower's business; (iii) acquire, equip or rent commercial space outside of the United States; (iv) pay salaries of non-U.S. citizens/permanent residents located outside of the United States; or (v) in connection with a Retainage or Warranty unless approved by Ex-Im Bank in writing.

In order to induce BOFA to enter into each of the Lines of Credit, our subsidiaries GSE Services Company, LLC, MSHI, Inc., GSE Power Systems, Inc. and GSE Process Solutions, Inc. (each of which is a “Pledgor” and collectively, “Pledgors”) entered into a Pledge Agreement with BOFA dated as of March 28, 2008.  Each of the Pledgors pledged and granted a security interest to BOFA in certain collateral to include certain shares, property and all proceeds thereof.  BOFA will hold all certificates and instruments representing or evidencing any collateral, including all pledged shares accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

Upon the occurrence and continuation of an event of default, BOFA may (without notice to the Pledgor), transfer or register any or all of the pledged shares in its name or that of any of its nominees.  BOFA also has the right at any time to request that the Pledgors exchange certificates or instruments representing or evidencing any pledged shares for certificates or instruments of smaller or larger denominations.

The Company, GSE Services Company, LLC and BOFA also entered into a Control Agreement Regarding Limited Liability Company Interests dated as of March 28, 2008 in order to secure payment of certain secured obligations and perfect BOFA’s security interest under the Pledge Agreement and to vest control of the limited liability company interests of GSE Services Company, LLC in BOFA.

The foregoing is a brief description of the terms of the various agreements and documents described herein and by its nature is incomplete.  It is qualified in its entirety by the text of the respective agreements and documents, copies of which are included herewith as Exhibits to this Current Report.  All readers of this Current Report are encouraged to read the entire text of the documents referred to in the text.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

10.1	$3,500,000 Ex-Im Bank-Guaranteed Transaction Specific Revolving Line of Credit, dated as of March 28, 2008.
10.2	Security Agreement by and among GSE Systems, Inc., GSE Power Systems, Inc. and Bank of America, N.A. dated March 28, 2008.
10.3	Borrower Agreement by and among GSE Systems, Inc., GSE Power Systems, Inc. and Bank of America, N.A. dated March 28, 2008.
10.4	Continuing and Unconditional Guaranty by GSE Process Solutions, Inc. and Bank of America, N.A. dated as of March 28, 2008.
10.5	Continuing and Unconditional Guaranty by MSHI, Inc. and Bank of America, N.A. dated as of March 28, 2008.
10.6	$1,500,000 Domestic Revolving Line of Credit dated as of March 28, 2008, filed herewith.
10.7	Security Agreement by and among GSE Systems, Inc., GSE Power Systems, Inc. and Bank of America, N.A. dated as of March 28, 2008 (Domestic Revolving Line of Credit), filed herewith.
10.8	Continuing and Unconditional Guaranty by MSHI, Inc. and Bank of America, N.A. dated as of March 28, 2008.
10.9	Continuing and Unconditional Guaranty by GSE Process Solutions, Inc. and Bank of America, N.A. dated as of March 28, 2008.
10.10	Pledge Agreement by and among the Company, MSHI, Inc., GSE Power Systems, Inc., GSE Process Solutions, Inc. and Bank of America, N.A. dated as of March 28, 2008, filed herewith.
10.11	Control Agreement Regarding Limited Liability Company Interests by and among GSE Systems, Inc., Bank of America, N.A. and GSE Services Company LLC dated as of March 28, 2008, filed herewith.

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.

Date: April 3, 2008                                                                      /s/  Jeffery G. Hough
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Jeffery G. Hough
Senior Vice President and CFO